                                                                      EXHIBIT 24


                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Thomas A. Russo, Robert Matza and Michael R. Milversted and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in the capacity set forth below in any and all capacities, to execute and file any of the documents referred to below relating to the proposed registration of 31,716,677 shares of Common Stock, par value $.10 per share, of Lehman Brothers Holdings Inc. ("Lehman Brothers") that may be contributed or purchased with contributions, as the case may be, under the Lehman Brothers 1994 Management Ownership Plan, 1994 Management Replacement Plan, 1994 Employee Stock Purchase Plan, Tax Deferred Savings Plan (the "TDSP") and the Lehman Brothers Inc. Employee Ownership Plan and an indeterminate amount of interests under the Lehman Brothers TDSP: a registration statement on Form S-8 under the Securities Act of 1933, as amended, including any and all amendments (including post-effective amendments) and supplements to this registration statement, and to file the same on behalf of Lehman Brothers, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   May 31, 1994




                           /s/  Richard S. Fuld, Jr.
                           -------------------------
                              Richard S. Fuld, Jr.
                             Chairman of the Board
                            Chief Executive Officer
                                  and Director
                         (principal executive officer)

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Thomas A. Russo, Robert Matza and Michael R. Milversted and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in the capacity set forth below in any and all capacities, to execute and file any of the documents referred to below relating to the proposed registration of 31,716,677 shares of Common Stock, par value $.10 per share, of Lehman Brothers Holdings Inc. ("Lehman Brothers") that may be contributed or purchased with contributions, as the case may be, under the Lehman Brothers 1994 Management Ownership Plan, 1994 Management Replacement Plan, 1994 Employee Stock Purchase Plan, Tax Deferred Savings Plan (the "TDSP") and the Lehman Brothers Inc. Employee Ownership Plan and an indeterminate amount of interests under the Lehman Brothers TDSP: a registration statement on Form S-8 under the Securities Act of 1933, as amended, including any and all amendments (including post-effective amendments) and supplements to this registration statement, and to file the same on behalf of Lehman Brothers, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   May 31, 1994




                               /s/  Robert Matza
                               -----------------
                                  Robert Matza
                            Chief Financial Officer
                                  Controller
                         (principal financial officer)

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Thomas A. Russo, Robert Matza and Michael R. Milversted and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in the capacity set forth below in any and all capacities, to execute and file any of the documents referred to below relating to the proposed registration of 31,716,677 shares of Common Stock, par value $.10 per share, of Lehman Brothers Holdings Inc. ("Lehman Brothers") that may be contributed or purchased with contributions, as the case may be, under the Lehman Brothers 1994 Management Ownership Plan, 1994 Management Replacement Plan, 1994 Employee Stock Purchase Plan, Tax Deferred Savings Plan (the "TDSP") and the Lehman Brothers Inc. Employee Ownership Plan and an indeterminate amount of interests under the Lehman Brothers TDSP: a registration statement on Form S-8 under the Securities Act of 1933, as amended, including any and all amendments (including post-effective amendments) and supplements to this registration statement, and to file the same on behalf of Lehman Brothers, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   May 31, 1994




                              /s/  Stephen J. Bier
                              --------------------
                                Stephen J. Bier
                         (principal accounting officer)

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Thomas A. Russo, Robert Matza and Michael R. Milversted and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in the capacity set forth below in any and all capacities, to execute and file any of the documents referred to below relating to the proposed registration of 31,716,677 shares of Common Stock, par value $.10 per share, of Lehman Brothers Holdings Inc. ("Lehman Brothers") that may be contributed or purchased with contributions, as the case may be, under the Lehman Brothers 1994 Management Ownership Plan, 1994 Management Replacement Plan, 1994 Employee Stock Purchase Plan, Tax Deferred Savings Plan (the "TDSP") and the Lehman Brothers Inc. Employee Ownership Plan and an indeterminate amount of interests under the Lehman Brothers TDSP: a registration statement on Form S-8 under the Securities Act of 1933, as amended, including any and all amendments (including post-effective amendments) and supplements to this registration statement, and to file the same on behalf of Lehman Brothers, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   May 31, 1994




                                                    /s/  Roger S. Berlind
                                                  -------------------------
                                                      Roger S. Berlind
                                                          Director

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Thomas A. Russo, Robert Matza and Michael R. Milversted and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in the capacity set forth below in any and all capacities, to execute and file any of the documents referred to below relating to the proposed registration of 31,716,677 shares of Common Stock, par value $.10 per share, of Lehman Brothers Holdings Inc. ("Lehman Brothers") that may be contributed or purchased with contributions, as the case may be, under the Lehman Brothers 1994 Management Ownership Plan, 1994 Management Replacement Plan, 1994 Employee Stock Purchase Plan, Tax Deferred Savings Plan (the "TDSP") and the Lehman Brothers Inc. Employee Ownership Plan and an indeterminate amount of interests under the Lehman Brothers TDSP: a registration statement on Form S-8 under the Securities Act of 1933, as amended, including any and all amendments (including post-effective amendments) and supplements to this registration statement, and to file the same on behalf of Lehman Brothers, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   May 31, 1994




                                                     /s/  John J. Byrne
                                                     ------------------
                                                        John J. Byrne
                                                          Director

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Thomas A. Russo, Robert Matza and Michael R. Milversted and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in the capacity set forth below in any and all capacities, to execute and file any of the documents referred to below relating to the proposed registration of 31,716,677 shares of Common Stock, par value $.10 per share, of Lehman Brothers Holdings Inc. ("Lehman Brothers") that may be contributed or purchased with contributions, as the case may be, under the Lehman Brothers 1994 Management Ownership Plan, 1994 Management Replacement Plan, 1994 Employee Stock Purchase Plan, Tax Deferred Savings Plan (the "TDSP") and the Lehman Brothers Inc. Employee Ownership Plan and an indeterminate amount of interests under the Lehman Brothers TDSP: a registration statement on Form S-8 under the Securities Act of 1933, as amended, including any and all amendments (including post-effective amendments) and supplements to this registration statement, and to file the same on behalf of Lehman Brothers, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   May 31, 1994




                                                     /s/  Katsumi Funaki
                                                  -------------------------
                                                       Katsumi Funaki
                                                          Director

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Thomas A. Russo, Robert Matza and Michael R. Milversted and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in the capacity set forth below in any and all capacities, to execute and file any of the documents referred to below relating to the proposed registration of 31,716,677 shares of Common Stock, par value $.10 per share, of Lehman Brothers Holdings Inc. ("Lehman Brothers") that may be contributed or purchased with contributions, as the case may be, under the Lehman Brothers 1994 Management Ownership Plan, 1994 Management Replacement Plan, 1994 Employee Stock Purchase Plan, Tax Deferred Savings Plan (the "TDSP") and the Lehman Brothers Inc. Employee Ownership Plan and an indeterminate amount of interests under the Lehman Brothers TDSP: a registration statement on Form S-8 under the Securities Act of 1933, as amended, including any and all amendments (including post-effective amendments) and supplements to this registration statement, and to file the same on behalf of Lehman Brothers, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   May 31, 1994




                                                    /s/  John D. Macomber
                                                    ---------------------
                                                      John D. Macomber
                                                          Director

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Thomas A. Russo, Robert Matza and Michael R. Milversted and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in the capacity set forth below in any and all capacities, to execute and file any of the documents referred to below relating to the proposed registration of 31,716,677 shares of Common Stock, par value $.10 per share, of Lehman Brothers Holdings Inc. ("Lehman Brothers") that may be contributed or purchased with contributions, as the case may be, under the Lehman Brothers 1994 Management Ownership Plan, 1994 Management Replacement Plan, 1994 Employee Stock Purchase Plan, Tax Deferred Savings Plan (the "TDSP") and the Lehman Brothers Inc. Employee Ownership Plan and an indeterminate amount of interests under the Lehman Brothers TDSP: a registration statement on Form S-8 under the Securities Act of 1933, as amended, including any and all amendments (including post-effective amendments) and supplements to this registration statement, and to file the same on behalf of Lehman Brothers, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   May 31, 1994




                                                 /s/  T. Christopher Pettit
                                                 --------------------------
                                                    T. Christopher Pettit
                                                          Director

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Thomas A. Russo, Robert Matza and Michael R. Milversted and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in the capacity set forth below in any and all capacities, to execute and file any of the documents referred to below relating to the proposed registration of 31,716,677 shares of Common Stock, par value $.10 per share, of Lehman Brothers Holdings Inc. ("Lehman Brothers") that may be contributed or purchased with contributions, as the case may be, under the Lehman Brothers 1994 Management Ownership Plan, 1994 Management Replacement Plan, 1994 Employee Stock Purchase Plan, Tax Deferred Savings Plan (the "TDSP") and the Lehman Brothers Inc. Employee Ownership Plan and an indeterminate amount of interests under the Lehman Brothers TDSP: a registration statement on Form S-8 under the Securities Act of 1933, as amended, including any and all amendments (including post-effective amendments) and supplements to this registration statement, and to file the same on behalf of Lehman Brothers, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   May 31, 1994




                            /s/  Masataka Shimasaki
                     ---------------------------------------
                               Masataka Shimasaki
                                    Director

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Thomas A. Russo, Robert Matza and Michael R. Milversted and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in the capacity set forth below in any and all capacities, to execute and file any of the documents referred to below relating to the proposed registration of 31,716,677 shares of Common Stock, par value $.10 per share, of Lehman Brothers Holdings Inc. ("Lehman Brothers") that may be contributed or purchased with contributions, as the case may be, under the Lehman Brothers 1994 Management Ownership Plan, 1994 Management Replacement Plan, 1994 Employee Stock Purchase Plan, Tax Deferred Savings Plan (the "TDSP") and the Lehman Brothers Inc. Employee Ownership Plan and an indeterminate amount of interests under the Lehman Brothers TDSP: a registration statement on Form S-8 under the Securities Act of 1933, as amended, including any and all amendments (including post-effective amendments) and supplements to this registration statement, and to file the same on behalf of Lehman Brothers, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   May 31, 1994




                               /s/  Malcolm Wilson
                     ---------------------------------------
                                 Malcolm Wilson
                                    Director

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Thomas A. Russo, Robert Matza and Michael R. Milversted and each of them, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in the capacity set forth below in any and all capacities, to execute and file any of the documents referred to below relating to the proposed registration of 31,716,677 shares of Common Stock, par value $.10 per share, of Lehman Brothers Holdings Inc. ("Lehman Brothers") that may be contributed or purchased with contributions, as the case may be, under the Lehman Brothers 1994 Management Ownership Plan, 1994 Management Replacement Plan, 1994 Employee Stock Purchase Plan, Tax Deferred Savings Plan (the "TDSP") and the Lehman Brothers Inc. Employee Ownership Plan and an indeterminate amount of interests under the Lehman Brothers TDSP: a registration statement on Form S-8 under the Securities Act of 1933, as amended, including any and all amendments (including post-effective amendments) and supplements to this registration statement, and to file the same on behalf of Lehman Brothers, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   May 31, 1994




                               /s/  Dina Merrill
                     ---------------------------------------
                                  Dina Merrill
                                    Director

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Karen M. Muller, Robert Matza and Michael R. Milversted and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee of the Lehman Brothers Holdings Inc. ("Lehman Brothers") Tax Deferred Savings Plan Trust, in any and all capacities, to execute and file any of the documents referred to below relating to the proposed registration of an indeterminate amount of interests under the Lehman Brothers Holdings Inc. Tax Deferred Savings Plan (the "TDSP") and up to 2,500,000 shares of Common Stock, par value $.10 per share, of Lehman Brothers that may be contributed or purchased with contributions to the TDSP: a registration statement on Form S-8 under the Securities Act of 1933, as amended, including any and all amendments (including post-effective amendments) and supplements to such registration statement, and to file the same on behalf of the TDSP, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   May 31, 1994




                           /s/  Michael R. Milversted
                     ---------------------------------------
                             Michael R. Milversted
                                    Trustee
                         Lehman Brothers Holdings Inc.
                           Tax Deferred Savings Plan

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Karen M. Muller, Robert Matza and Michael R. Milversted and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee of the Lehman Brothers Holdings Inc. ("Lehman Brothers") Tax Deferred Savings Plan Trust, in any and all capacities, to execute and file any of the documents referred to below relating to the proposed registration of an indeterminate amount of interests under the Lehman Brothers Holdings Inc. Tax Deferred Savings Plan (the "TDSP") and up to 2,500,000 shares of Common Stock, par value $.10 per share, of Lehman Brothers that may be contributed or purchased with contributions to the TDSP: a registration statement on Form S-8 under the Securities Act of 1933, as amended, including any and all amendments (including post-effective amendments) and supplements to such registration statement, and to file the same on behalf of the TDSP, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   May 31, 1994




                                 /s/  Eliot M. Fried
                            ----------------------------
                                   Eliot M. Fried
                                       Trustee
                            Lehman Brothers Holdings Inc.
                              Tax Deferred Savings Plan

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Karen M. Muller, Robert Matza and Michael R. Milversted and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee of the Lehman Brothers Holdings Inc. ("Lehman Brothers") Tax Deferred Savings Plan Trust, in any and all capacities, to execute and file any of the documents referred to below relating to the proposed registration of an indeterminate amount of interests under the Lehman Brothers Holdings Inc. Tax Deferred Savings Plan (the "TDSP") and up to 2,500,000 shares of Common Stock, par value $.10 per share, of Lehman Brothers that may be contributed or purchased with contributions to the TDSP: a registration statement on Form S-8 under the Securities Act of 1933, as amended, including any and all amendments (including post-effective amendments) and supplements to such registration statement, and to file the same on behalf of the TDSP, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   May 31, 1994




                              /s/  Stephen J. Balog
                         -----------------------------
                               Stephen J. Balog
                                    Trustee
                         Lehman Brothers Holdings Inc.
                           Tax Deferred Savings Plan

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Karen M. Muller, Robert Matza and Michael R. Milversted and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee of the Lehman Brothers Holdings Inc. ("Lehman Brothers") Tax Deferred Savings Plan Trust, in any and all capacities, to execute and file any of the documents referred to below relating to the proposed registration of an indeterminate amount of interests under the Lehman Brothers Holdings Inc. Tax Deferred Savings Plan (the "TDSP") and up to 2,500,000 shares of Common Stock, par value $.10 per share, of Lehman Brothers that may be contributed or purchased with contributions to the TDSP: a registration statement on Form S-8 under the Securities Act of 1933, as amended, including any and all amendments (including post-effective amendments) and supplements to such registration statement, and to file the same on behalf of the TDSP, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   May 31, 1994




                                 /s/  Allan S. Kaplan
                            -----------------------------
                                   Allan S. Kaplan
                                       Trustee
                            Lehman Brothers Holdings Inc.
                              Tax Deferred Savings Plan

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Karen M. Muller, Robert Matza and Michael R. Milversted and each of them, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in his capacity as trustee of the Lehman Brothers Holdings Inc. ("Lehman Brothers") Tax Deferred Savings Plan Trust, in any and all capacities, to execute and file any of the documents referred to below relating to the proposed registration of an indeterminate amount of interests under the Lehman Brothers Holdings Inc. Tax Deferred Savings Plan (the "TDSP") and up to 2,500,000 shares of Common Stock, par value $.10 per share, of Lehman Brothers that may be contributed or purchased with contributions to the TDSP: a registration statement on Form S-8 under the Securities Act of 1933, as amended, including any and all amendments (including post-effective amendments) and supplements to such registration statement, and to file the same on behalf of the TDSP, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   May 31, 1994




                            /s/  MaryAnne Rasmussen
                         -----------------------------
                               MaryAnne Rasmussen
                                    Trustee
                         Lehman Brothers Holdings Inc.
                           Tax Deferred Savings Plan